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EXHIBIT 10.1.            CONSTRUCTION LOAN AGREEMENT


         This Construction Loan Agreement made and entered into as of the 20th day of February, 1998, by and between STERLING BANK, A TEXAS BANKING CORPORATION, whose address for notice hereunder is P. O. Box 40333, Houston, Texas 77240- 0333 (hereinafter called "LENDER") and TEAM, INC., A TEXAS CORPORATION, whose address for notice hereunder is P. O. Box 123, Alvin, Texas 77512 (hereinafter called "BORROWER");

                              W I T N E S S E T H:

         Borrower has applied to Lender for a loan to aid Borrower in the construction of the Improvements on the Premises, and Lender is willing to make such loan upon the terms and conditions hereinafter set forth. In consideration of the mutual covenants and agreements herein contained, Lender and Borrower agree as follows:


                            Section I - Definitions

         As used in this Agreement, the following terms shall have the respective meanings indicated:

         "AFFIDAVIT OF COMMENCEMENT" shall mean an affidavit which meets the requirements set forth in '53.124 of the Texas Property Code and is substantially in the form attached hereto as EXHIBIT "F" and made a part hereof for all purposes, executed by Borrower and General Contractor.

         "AFFIDAVIT OF COMPLETION" shall mean an affidavit which meets the requirements set forth in '53.106 of the Texas Property Code and is substantially in the form attached hereto as EXHIBIT "G" and made a part hereof for all purposes, executed by Borrower.

         "APPROVED BUDGET" shall mean a schedule prepared by Borrower in form and substance acceptable to Lender, which shall reflect the cost of each item of work or material required to construct the Improvements pursuant to the Plans, together with all other costs and expenses, including interest and professional fees, and the dates upon which Borrower expects to require advances from Lender hereunder for such costs and expenses.

         "ARCHITECT" shall mean an architect or engineer selected by Borrower and approved by Lender.

         "ARCHITECT'S AGREEMENT" shall mean a completed Architect's Agreement and Consent in substance satisfactory to Lender executed by the Architect in substantially the form attached hereto as Exhibit "C" and made a part hereof for all purposes.


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         "ARCHITECT'S COMPLETION CERTIFICATE" shall mean a certificate in form and substance satisfactory to Lender in substantially the form attached hereto as EXHIBIT "E" and made a part hereof for all purposes, executed by an architect selected by Borrower and approved by Lender.

         "ASSIGNMENT OF LEASES" shall mean an assignment of the Leases as security for the Note in form satisfactory to Lender.

         "LENDER" and "BORROWER" shall mean the parties identified above.

         "CLOSING DATE" shall mean the time of the execution and delivery of this Agreement by Borrower and Lender.

         "COMPLETION DATE" shall mean on or before six (6) months from the date hereof.

         "CONSTRUCTION CONTRACTS" shall mean the contracts between Borrower and General Contractor relating to rendering of services or furnishing of material in connection with construction of the Improvements, contracts between the General Contractor and any subcontractor, and contracts between any of the foregoing and any other person or entity relating to rendering of services or furnishing of material in connection with construction of the Improvements.

         "CONTRACTOR'S AGREEMENT" shall mean a completed Contractor's Agreement and Consent in substance satisfactory to Lender executed by the General Contractor in substantially the form attached hereto as Exhibit "D" and made a part hereof for all purposes.

         "DEED OF TRUST" shall mean, individually and collectively, the Construction Deed of Trust and Security Agreement, whether one or more, covering the Premises and certain personal properties and fixtures, to be executed and delivered by Borrower to secure the Note, which Construction Deed of Trust and Security Agreement shall be in form and substance satisfactory to Lender.

         "ENVIRONMENTAL LAWS" shall mean all Governmental Requirements pertaining to environmental, air quality, zoning, building, health, fire, safety, traffic, industrial hygiene, or other Governmental Requirements, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. ' 9601 et seq., the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ' 6901 et seq., the Texas Solid Waste Disposal Act ("SWDA") V.A.C.S. Art. 4477-7, the Texas Hazardous Substance and Spill Prevention Control Act ("Spill Control Act"), Tex. Water Code, ' 26.261 et seq., the Inactive Hazardous Substance, Pollutant and Contaminant Disposal Facilities ("Inactive Facilities Provisions") of Tex. Water Code, ' 26.301, et seq., and the requirements relating to Underground Storage Tanks ("UST Provisions") of Tex. Water Code, ' 26.341, et seq.

         "FINANCIAL STATEMENTS" shall mean financial statements of Borrower.





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         "GENERAL CONTRACTOR" shall mean ARCCON.

         "GOVERNMENTAL AUTHORITY" includes the United States, the State of Texas, the County of Brazoria, the City of Alvin, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau or instrumentality or any of them which exercises jurisdiction over the Premises or construction thereon.

         "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, rule, regulation, or requirement of a Governmental Authority.

         "HAZARDOUS SUBSTANCES" shall include without limitation: (a) those substances included within the definitions of "hazardous substances," "hazardous materials," toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. ' 1801 et seq., and in the regulations promulgated pursuant to said laws; (b) those substances included within the definitions of "hazardous substances," "pollutant or contaminant," "regulated substances," or "hazardous wastes" in the SWDA, Spill Control Act, Inactive Facilities Provisions, and UST Provisions, and in the regulations promulgated pursuant to said laws; (c) those substances listed in the United States Department of Transportation Table (49 CFR ' 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (d) any material, waste or substances which is (i) petroleum, (ii) asbestos, (iii) polycholorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to ' 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. ' 1321) or listed pursuant to ' 307 of the Clean Water Act (33 U.S.C. ' 1317); (v) flammable explosives; or (vi) radioactive materials; and (e) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.

         "IMPROVEMENTS" shall mean the improvements described in the Plans.

         "INDEPENDENT SUPERVISING ARCHITECT" shall mean an architect or engineer selected and retained by Lender at Borrower's expense. Such architect or engineer may, at the option of Lender from time to time, perform the duties of either an independent supervising architect or an independent inspecting engineer.

         "LEASES" shall mean all leases heretofore or hereafter entered into relating to rental of space in the Improvements, and all amendments or supplements thereto.

         "NOTE" shall mean the note in the form and substance attached as EXHIBIT "B" hereto and all extensions, renewals, rearrangements and modifications thereof.

         "OWNER'S AFFIDAVIT" shall mean a sworn affidavit of Borrower, in form and substance satisfactory to Lender, to the effect that all labor and material bills of every kind and character incurred by Borrower to the date of such affidavit in connection with the Improvements have been paid in accordance with the





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payment provisions of each contract except for the unpaid bills to be paid from the proceeds of the current advance requested. Such affidavit shall be supported by Waivers of Lien Rights or Bills Paid Affidavits, executed in such form and substance as Lender may require, by all contractors, subcontractors, laborers and materialmen (unless any of such persons are specifically exempted from this requirement by Lender) who have furnished labor or material to date and for payment of whom a Request for Advance has been made or received.

         "OWNER'S INTEREST" shall mean the fee simple estate and other rights, titles and interests of the Borrower in the Premises.

         "PLANS" shall mean the final plans and specifications for the construction of the Improvements on the Premises, to be prepared by the Architect, and all amendments and modifications thereof approved by Lender; the term shall include the final plans and specifications for segments of the work.

         "PREMISES" shall mean all of the property described on EXHIBIT "A" attached hereto and made a part hereof for all purposes.

         "REQUEST FOR ADVANCE" shall mean a certificate of the Architect and Borrower in such form as Lender may request, setting forth the parties to whom money is owed and the amount owed each, which certificate shall certify among other things that such amounts represent payments due for services actually rendered or materials actually acquired or furnished in connection with construction of the Improvements, and which certificate shall state whether the sum requested is within the Approved Budget and whether, in the opinion of the Architect and Borrower, the unadvanced portion of the Approved Budget (i) for the item(s) requested is sufficient to complete such item(s) pursuant to the Plans, and (ii) for all items is sufficient to complete the Improvements pursuant to the Plans and to pay for all labor, material, interest and other expenses in connection therewith. Such certificate shall be accompanied by copies of billing statements, vouchers or invoices from the parties named therein, in form satisfactory to Lender. Such certificates shall refer to an attached schedule, to be verified by the Independent Supervising Architect prior to the advance being requested, identifying in a manner satisfactory to Lender all materials not yet affixed or incorporated into the Improvements but which have been covered by certificates submitted to date, including the current certificate; and such certificate shall contain a statement, to be verified by the Independent Supervising Architect prior to the advance being requested, that all such materials not yet affixed or incorporated into the Improvements have been stored at the Premises or at one or more other locations (which shall have been approved by Lender in writing) identified therein (specifying the materials located at each location) under adequate safeguards to minimize the possibility of loss, damage or commingling with other materials or projects.

         "SECURITY INSTRUMENTS" shall mean individually and collectively this Agreement, the Note, the Deed of Trust, the Assignment of Leases and any other instruments, whether or not expressly mentioned herein, executed in connection with or as security for the payment of the Note and/or the performance of the obligations under this Agreement.





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         "TITLE INSURANCE" shall mean a paid mortgagee's title insurance policy, in form and substance satisfactory to Lender, issued by the Title Insurer in the aggregate amount of the Note (which may include a rider or endorsement limiting the policy to the aggregate amounts actually advanced and which may except liens arising from materials furnished or labor performed in connection with the construction of the Premises contemplated hereunder to be performed by General Contractor), covering the lien on the Owner's Interest described therein.

         "TITLE INSURER" shall mean Fidelity National Title Insurance Company, whose agent is Partners Title Company, with address at 712 Main Street, Suite 2000E, Houston, Texas 77002-3218, Attn: Ms. Sandra O. George.


                       SECTION II - COMMITMENT OF LENDER

         Subject to the terms, provisions and conditions of this Agreement:

         1. Lender will make, and Borrower will accept, loans and advances up to the aggregate amount of $750,000.00. To evidence such loans Borrower will execute and deliver the Note to Lender on the Closing Date.

         2. Interest provided in the Note shall be calculated on sums actually advanced to Borrower pursuant to the terms of this Agreement and only from the date or dates of such advances. Borrower's liability for payment of principal and interest provided in the Note shall be limited to principal amounts actually advanced to or for the benefit of Borrower pursuant to this Agreement and interest on such amounts calculated as aforesaid.

         3. All advances hereunder shall be made by Lender at intervals not shorter than once a month on or about the 10th day of a calendar month, provided Lender has received a proper Request for Advance and an Owner's Affidavit a reasonable period prior thereto. In no event shall Lender be required to make any advance for any item in excess of the amount budgeted for such item in the Approved Budget. Further, Lender shall not be obligated to make any advance if the unadvanced loan proceeds budgeted in the Approved Budget for any particular item including interest shall at any time appear, in the judgment of Lender, to be less than the amount which will be required for such item prior to completion of the Improvements pursuant to the Plans and the maturity of the Note, or if any other expenses are required for completion of the Improvements pursuant to the Plans which were not scheduled in the Approved Budget, and thereafter Lender shall not be required to resume the advancement of loan proceeds unless and until Borrower shall have complied with all terms and conditions of this Agreement and the Security Instruments, including the provisions of Paragraph 17 of Section IV hereof.





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         4.      At the option of Lender, Lender is authorized to charge
interest payment advances directly against the Note in the event Borrower has not paid such interest by the due date, and any and all such advances shall be considered advances hereunder and under the Note.

         5. Lender shall not be obligated to advance Borrower any sums hereunder after maturity (however such maturity is brought about) of the Note.

         6. On the Closing Date or on such other dates as Lender shall designate, Borrower shall pay to Lender a financing fee in the aggregate amount of $3,750.0, and Lender shall be entitled to receive same in addition to the interest referred to in Paragraph 2 of this Section.





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                       SECTION III - REPRESENTATIONS AND
                             WARRANTIES OF BORROWER

         Borrower represents and warrants, now and continuing throughout the term of this Agreement, that:

         1. The Plans are satisfactory to Borrower and, to the extent required by applicable law or any effective restrictive covenant, have been approved by all Governmental Authority and the beneficiary of any such covenant. No violation of any Governmental Requirement exists with respect to the Premises, and the anticipated use thereof complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Premises, and all Governmental Requirements for such use have been satisfied.

         2. The Financial Statements heretofore delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently followed, and fully and accurately present the financial condition of the subjects thereof as of the dates thereof, and no materially adverse change has occurred in the financial condition reflected therein since the dates thereof.

         3. There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened, against or affecting Borrower or the Premises, or involving the validity or enforceability of the Security Instruments or the priority of the lien of the Deed of Trust, at law or in equity, or before or by any Governmental Authority, except actions, suits and proceedings fully covered by insurance or which, if adversely determined, would not materially impair the ability of Borrower to complete construction of the Improvements by the Completion Date, or impair the ability of Borrower to perform Borrower's obligations under this Agreement and to cause to be paid when due any amounts which may become payable under the Note. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court of any Governmental Authority, or under any mortgage, deed of trust, lease, loan or credit agreement, partnership agreement or other instrument to which Borrower is a party or by which Borrower may be bound or affected; and the consummation of the transactions hereby contemplated and the execution, delivery and performance of the Security Instruments will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, partnership agreement or other instrument to which Borrower is a party or by which Borrower may be bound or affected.

         4. All utility services necessary for the construction of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Premises, including water supply, storm and sanitary sewer facilities, gas, electric and telephone facilities.

         5. This Agreement does, and the Note and the Security Instruments and such other instruments referred to herein to which Borrower is a party upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of Borrower, enforceable in accordance with their





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terms (except as enforceability may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights).

         6. Borrower has not made investments in, advances to or guaranties of, and is not otherwise responsible for the obligations of any corporation, partnership, joint venture, person or other entity except as reflected in the Financial Statements or heretofore disclosed to Lender in writing concurrently with or subsequent to the delivery to Lender of the Financial Statements.

         7. Borrower has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or provided adequate reserves for the payment thereof.

         8. Borrower is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions wherein the property owned or the business transacted by it makes such qualification necessary.

         9. Borrower is duly authorized and empowered to create and issue the Note and to execute and deliver the other Security Instruments to which Borrower is a party. All action on Borrower's part requisite for the creation, issuance, execution and delivery of the Note, this Agreement and such other instruments has been duly and effectively taken.

         10. Borrower holds full legal title to the Premises and the Improvements and is the sole beneficial owner thereof.

         11. Borrower has relied and is relying upon Borrower's expertise and business plan in all matters in connection with the Premises, the Improvements, the Security Instruments and this Agreement. Borrower has not relied and is not relying on Lender's expertise or business acumen in any manner in connection with the Premises, the Improvements, the Security Instruments or this Agreement. The relationship between Borrower and Lender is solely that of borrower and lender, and Lender has no fiduciary or other special relationship with Borrower. No term or condition of the Security Instruments shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower and lender.

         12. Neither any portion of the Premises nor Borrower is in violation of or subject to any existing, pending, or threatened investigation by any Governmental Authority under any Governmental Requirement pertaining to Environmental Laws. Borrower has not and is not required by any Environmental Law to obtain any permit or license to construct or use any improvements, fixtures, or equipment forming a part of the Property. Borrower has conducted an inquiry into previous uses and ownership of each portion of the Property, and after such inquiry has determined that to the best of its knowledge, no Hazardous Substance has been disposed of or released on or to any portion of the Property. Borrower's prior (if any) and intended use of the Property will not result in the disposal or release of any Hazardous Substance on or to any portion of the Property.





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                       SECTION IV - COVENANTS OF BORROWER

         Borrower covenants with Lender as follows:

         1. Borrower will cause all Governmental Requirements, and also all restrictive covenants affecting the Premises, to be complied with promptly, and Lender will be furnished, on demand, evidence of such compliance. If the construction, use or occupancy of the Premises or the Improvements shall, pursuant to any Governmental Requirement, restrictive covenant or otherwise, be permitted only so long as any special conditions or agreements shall be kept, Borrower will so advise Lender and will cause all such conditions to be continuously fulfilled. Borrower assumes full responsibility for the compliance of the Plans with Governmental Requirements and with sound architectural practice, and, notwithstanding any approval by Lender of the Plans, Lender shall have no responsibility therefor.

         2. Borrower has entered or will enter into a Construction Contract with the General Contractor and other contractors sufficient to provide for construction of the Improvements in accordance with the Plans. Borrower will deliver to Lender a true and correct copy of the Construction Contract upon its execution by Borrower and the General Contractor. Borrower will not execute any contract or become party to any arrangement for the performance of work on the Premises or for the supplying of materials for the Improvements except with persons or entities approved by Lender.

         3. At the request of Lender, each Construction Contract entered into by Borrower with an original contractor or the General Contractor in connection with the Improvements shall contain a provision specifically subordinating any right to a lien against the Premises by reason of materials supplied or services rendered to the liens and security interests created under and by virtue of the Deed of Trust, or if so requested, such liens shall be subordinated by separate instrument, all in form and substance satisfactory to Lender.

         4. At Lender's request, Borrower will cause the Affidavit of Commencement to be completed, executed and recorded with the county clerk of the county in which the Premises are located within thirty (30) days of the date of the actual commencement of construction of the Improvements or delivery of materials to the Premises, all in accordance with '53.124 of the Texas Property Code.

         5. Borrower shall provide insurance as required by the Deed of Trust. In addition and without limitation, Borrower will obtain a Builder's Risk Insurance Policy with a company approved by Lender, covering the construction of the Improvements in a face amount of not less than the insurable value of the Improvements and containing a loss payable clause in favor of Lender as its interest might appear.

         6. The legal or beneficial title and ownership of Borrower in the Premises and Improvements will not be conveyed or encumbered in any way without the consent of Lender. Notwithstanding anything





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herein to the contrary, Borrower may transfer the Premises to a limited partnership owned directly or indirectly 100% by Borrower, without the requirement of obtaining the prior approval of Lender. Further, there shall be no fees, modifications to documents, or other conditions payable to or due to Lender because of such transfer; provided, however, Lender may require the limited partnership to execute an agreement in which the limited partnership assumes the indebtedness, the liabilities and the obligations evidenced by the Note and contained in the Security Instruments, and Borrower agrees to pay the reasonable fees incurred in the preparation and recordation of said agreement. Borrower will promptly discharge any lien, assignment or encumbrance not permitted by this Agreement on any part of the Premises or Improvements or affecting any rights intended to be covered by any of the Security Instruments, unless such lien, assignment or encumbrance is being contested in good faith and Borrower has escrowed monies or made other arrangements satisfactory to Title Insurer so that Title Insurer will issue an endorsement to the Title Insurance removing any exception to such lien, assignment or encumbrance. Borrower will promptly pay and discharge prior to the date when any interest or penalties shall accrue thereon, all taxes, levies, charges, impositions, water and sewer rents, and assessments of every kind or nature, whether foreseen or unforeseen and whether general or special, which are now or shall hereafter be charged or assessed against the Premises or the Improvements, or any part thereof, or which may become a lien thereon, unless such taxes are being contested in good faith and Borrower has made arrangements satisfactory to Lender to pay such taxes and any penalties and interest thereon if Borrower loses in contesting such taxes. Upon request, Borrower will furnish to Lender satisfactory evidence of such payments made. Borrower shall not at any time during the performance of the work make, or cause to be made, or permit the General Contractor or any other contractor to make, any contract for materials or equipment of any kind or nature whatsoever to be incorporated in or to become a part of the Improvements, title to which is not good or which is subject to any lien or title retention arrangement. Borrower will deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers, or agreements, under which Borrower claims title to any materials, fixtures, or articles used in the construction of the Improvements.

         7. The construction of the Improvements will be prosecuted by Borrower with diligence and continuity, and Borrower will complete the same in accordance with the Plans on or before the Completion Date, free and clear of liens or claims for liens, for material supplied and for labor or services performed in connection with the construction of the Improvements. After date hereof, no work shall be commenced with respect to any particular segment of construction until the Plans for such segment shall have been submitted to and approved by Lender. Borrower will not amend the Plans or permit the Plans to be amended without the written approval of Lender.

         8. Borrower shall furnish to Lender, as soon as practicable and within a reasonable time and again upon completion of each foundation of the structure, a survey certified to by a licensed engineer showing that the location of said slab or foundation, as the case may be, is entirely within the property lines, and does not encroach upon any easement, building set-back line or other Governmental Requirement. Within thirty (30) days following the pouring of the slab, Lender is to be provided a report from a testing laboratory acceptable to Lender detailing the results of either a concrete cylinder test or a core sample test of the slab.





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         9.      Borrower will, upon demand of Lender, correct any structural defect in the Improvements or any material departure from the Plans not approved by Lender or any encroachment by any part of the Improvements or any other structures on or over any building lines, easements, property lines or other restricted areas that any survey or inspection reflects. The advance of any loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects or departures from the Plans not theretofore discovered by, or called to the attention of, Lender in writing.

         10. Borrower will cause all materials acquired or furnished in connection with the construction of the Improvements but not affixed or incorporated into the Premises to be stored at the Premises or at other locations approved by Lender in writing, in each case under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other materials or projects.

         11. Lender, or its representatives, will be permitted to enter upon the Premises and any other locations where materials for the Improvements are being stored, to inspect the Improvements and all materials to be used in the construction thereof, and to examine all detailed plans and shop drawings which are or may be kept at the construction site.

         12. Borrower will comply with and furnish Lender with any official notice or claim made by any Governmental Authority pertaining to all or any part of the Premises or Improvements. Borrower will also promptly notify Lender of any substantial fire, casualty, or notice of any taking by eminent domain, affecting any part of the Premises or the Improvements. Any such event shall conclusively be deemed substantial (only for the purpose of this paragraph) if the cost of repair or restoration or the value of the property taken shall exceed $50,000.00.

         13. Borrower will cause all conditions of Section VI hereof to be satisfied to the extent that Borrower has the power to do so.

         14. Borrower agrees to maintain a special account with Lender into which all advances hereunder (but no other funds) shall be deposited and against which checks shall be drawn only for payment of all bills for labor and materials incident to the construction of the Improvements and for other items in the Approved Budget.

         15. Borrower shall expend all the proceeds of each advance hereunder for the cost of construction and completion of the Improvements in accordance with the Plans and for other costs contemplated by the Approved Budget. No funds advanced by Lender shall ever be used to defray living expenses, to anticipate profit, or to defray any other item not directly connected with construction costs of the Improvements.





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         16.     Lender may apply loan proceeds hereunder to the satisfaction of any covenant or condition hereof, and proceeds so applied shall be part of the loan and shall be secured by the Security Instruments. Lender will give prior notice to Borrower of such application of loan proceeds.

         17. Borrower will promptly advise Lender if and when the cost of completing the Improvements in accordance with the Plans shall exceed or appear likely to exceed the amount of unadvanced loan proceeds hereunder, either in the aggregate or with respect to any particular item in the Approved Budget, and shall give Lender sufficiently detailed information with respect thereto.

         18. If, in the sole good faith judgment of Lender, it appears at any time or from time to time that the unadvanced loan proceeds as reflected in the Approved Budget for the Improvements or any particular item thereon including interest will be insufficient to complete the Improvements or any particular item substantially in accordance with the Plans, and to pay for all labor and material comprising the cost of such Improvements or any item thereof and to pay interest on the Note to the maturity thereof, or if any other expenses are required for completion of the Improvements pursuant to the Plans which were not scheduled in the Approved Budget, Borrower shall make arrangements satisfactory to Lender for the deposit of, or shall deposit with Lender, such additional monies as, in the sole good faith judgment of the Lender, shall, when added to the unadvanced loan proceeds, be sufficient so to complete and/or otherwise cover the cost of such Improvements or item thereof. Lender shall have the absolute right to apply such proceeds for costs prior to advancing any further funds under this loan.

         19. Borrower will cause a sign satisfactory to Lender to be placed conspicuously on the Premises stating that construction financing has been furnished by Lender.

         20. All costs and expenses required to satisfy the conditions of this Agreement will be paid by Borrower. Without limitation of the generality of the foregoing, Borrower will pay:

         (a)     all inspection fees;

         (b) all taxes and recording expenses, including stamp taxes, if any;
         (c) the fees and commissions, if any, lawfully due to brokers in connection with this transaction; and

         (d) the reasonable fees and expenses of counsel for Lender in connection with this Agreement and all transactions pursuant hereto.

Borrower will indemnify Lender from claims of brokers arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

         21. Borrower will execute such additional instruments as may be reasonably requested by Lender in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for hereunder or under the Security Instruments.

         22. Upon Lender's request, Borrower will furnish or cause to be furnished performance and labor and material payment bonds with corporate sureties satisfactory to Lender, as Lender in its absolute discretion may request. All such bonds pertaining to the Construction Contracts, whether required by Lender or obtained at Borrower's own election, shall name Lender as a co-obligee or shall be assigned to or made for the benefit of Lender, as shall be satisfactory to Lender.

         23. If any portion of the Improvements will be situated in an area identified as having special flood hazards, Borrower will maintain with an authorized Texas servicing company of the National Flood Insurers Association, flood insurance on the Improvements and any and all personal property used or to be used in connection therewith, up to the maximum limits of insurance available under the National Flood Insurance Program.

         24. Borrower shall not sell, assign, mortgage or otherwise transfer or encumber its interest in the Premises without first obtaining the prior written consent of Lender. Lender shall be under no obligation to consent to any requested sale, assignment, transfer, mortgage or encumbrance of Borrower's interest in the Premises. Without limiting the foregoing, if Lender does grant such consent, it may make such conditions for the granting of that consent as it may in its sole discretion deem necessary, desirable or appropriate, including without limitation (i) requiring the payment to it of a transfer fee to cover the cost of documenting the transaction on its books,
(ii) requiring the payment of all of its attorneys' fees in connection with such sale, assignment, transfer, mortgage or encumbrance, (iii) increasing the interest rate on the Note, (iv) requiring the express assumption of payment of the indebtedness and of the obligations under the Deed of Trust by the transferee of such interest in the Premises (with or without the release of Borrower from liability for such payment and obligations), (v) requiring the execution of assumption agreements, modification agreements, supplemental security documents and financing statements satisfactory in form and substance to Lender, (vi) requiring endorsements to any existing mortgagee title insurance policies insuring its security interest in the Premises, and (vii) requiring additional security for the payment of the Note. Borrower's failure to comply with this Paragraph prior to consummating any such sale, assignment, transfer, mortgage or encumbrance shall, at Lender's option, constitute a default under the Note and breach of the Deed of Trust and this Agreement entitling Lender to avail itself of all rights, powers, remedies and recourses allowed or permitted therein or herein. Notwithstanding anything herein to the contrary, Borrower may transfer the Premises to a limited partnership owned directly or indirectly 100% by Borrower, without the requirement of obtaining the prior approval of Lender. Further, there shall be no fees, modifications to documents, or other conditions payable to or due to Lender because of such transfer; provided, however, Lender may require the limited partnership to execute an agreement in which the limited partnership assumes the indebtedness, the liabilities and the obligations evidenced by the Note and contained in the Security Instruments, and Borrower agrees to pay the reasonable fees incurred in the preparation and recordation of said agreement.

         25. Borrower shall operate the Premises in accordance with all applicable Environmental Laws.

         26. Borrower hereby agrees that any additional funds that Lender may advance to pay for additional or extra work or materials in connection with the construction of the Improvements on the Premises shall be advanced pursuant to the terms and provisions of this Agreement and shall be secured by the Security Instruments.

         27. Borrower will deliver to Lender executed counterparts of the Leases, if any, and any and all amendments thereto. Borrower will, from time to time at reasonable intervals, furnish Lender with a written certification signed by Borrower as to all then existing Leases and the names of the tenants and rents payable thereunder, together with copies of all such leases.
         28. Upon completion of the construction of the Improvements, Borrower will cause (i) the Affidavit of Completion to be completed, executed and recorded with the county clerk of the county in which the Premises are located on or before the 10th day after the date of actual completion of the Improvements; and (ii) copies of said Affidavit of Completion to be mailed to the persons entitled to receive copies of said Affidavit of Completion, all in accordance with '53.106 of the Texas Property Code.

         29. Borrower hereby agrees to provide, or cause to be provided, to Beneficiary, all information reasonably requested by Beneficiary concerning the Premises and the financial status of Borrower and any other parties obligated on the Note, including, without limitation, the following:

                 ANNUAL FINANCIAL STATEMENTS OF BORROWER. Promptly after becoming available and in any event within ninety (90) days after the close of each fiscal year of Borrower, a copy of the annual audited financial statement (consisting of at least a balance sheet and related statements of income and of cash flow) of Borrower, prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and certified (with no material qualifications or exceptions in scope) by an independent certified public accountant selected by Borrower and satisfactory to Lender.

                   SECTION V - EVENTS OF DEFAULT AND REMEDIES


1.       The following shall constitute Events of Default hereunder:

         (a) if there is a failure to comply with any of the covenants contained in this Agreement or any of the Security Instruments;

         (b) if any installment of principal or interest on the Note is not paid as and when same is due and payable;

         (c) if at any time any representation or warranty shall be incorrect which has been made by Borrower herein or in any of the Security Instruments; or any representation, statement (including financial statement), certificate or data furnished or made by Borrower (or any officer, architect, accountant or attorney of Borrower) hereunder or under any of the Security Instruments proves to have been untrue in any respect, as of the date as of which the facts therein set forth were stated or certified;

         (d) if the construction of the Improvements be at any time discontinued or not carried on with reasonable dispatch to such an extent that it is unlikely in Lender's reasonable judgment that they will be completed by the Completion Date;

         (e) if any of the materials, fixtures or articles used in the construction of the Improvements or the appurtenances thereto, or to be used in the operation thereof, be not substantially in accordance with the Plans as approved by the Architect and Lender;

         (f) if the Improvements, in the exclusive reasonable judgment of Lender and the Independent Supervising Architect, will not be completed on or before thirty (30) days after the stated Completion Date;

         (g) if Borrower is unable to satisfy any condition of the right to receipt of an advance hereunder for a period in excess of 30 days;

         (h) if Borrower shall (i) apply for or consent in writing signed by Borrower or Borrower's duly authorized attorney to the appointment of a receiver, trustee, custodian or liquidator of Borrower, the Premises or Improvements or any part thereof; or (ii) file a voluntary petition in bankruptcy, or fail to generally pay its debts as such debts become due; or (iii) make a general assignment for the benefit of creditors, or (iv) file a petition or answer seeking reorganization or rearrangement with creditors or taking advantage of any insolvency law; or (v) file an answer admitting the material allegations of a petition filed against Borrower in any bankruptcy, reorganization, insolvency or similar proceeding; or

         (i) if an order, judgment or decree shall be entered by any court of competent jurisdiction or by any other duly authorized authority on the application of a creditor or otherwise, adjudicating Borrower as bankrupt or insolvent or approving a petition seeking reorganization of Borrower or appointing a receiver, trustee or liquidator of the Premises or Improvements or of all or any substantial part of the assets of Borrower, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) consecutive days.

         2. Lender shall have the right, upon the happening of any such Event of Default, notwithstanding any cure period which may be provided for in this Agreement or in the Note, and in addition to any rights or remedies available to it under any of the Security Instruments, to enter into possession of the Premises and perform any and all work and labor necessary to complete the Improvements substantially in accordance with the Plans and employ watchmen and protect the Premises and the Improvements; all sums so expended by Lender shall be deemed to have been paid to Borrower and secured by the Security Instruments. For this purpose, Borrower hereby constitutes and appoints

Lender as the true and lawful attorney-in-fact of Borrower with full power of substitution to complete, or cause to be completed, the Improvements in the name of Borrower, and hereby empowers said attorney or attorneys as follows:
to use such sums as are necessary, including funds of Borrower, including without limitation any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the Improvements in the manner called for by the Plans; to make such additional changes and corrections in the Plans which shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans; to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be liens against said Premises, or may be necessary or desirable for the completion of the work or the clearance of title; to execute all applications and certificates in the name of Borrower which may be required by any Construction Contract; to endorse the name of Borrower on all checks or drafts for the payment of insurance proceeds or other checks or instruments, whether to use such funds to complete the Improvements or to reimburse Lender for sums theretofore advanced or expended; and to do any and every act with respect to the construction of the Improvements which Borrower may do in Borrower's own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements on the Premises and to take such action and require such performance as is deemed necessary.

         3. Lender shall also have the right, upon the happening of any such Event of Default and after the giving of notice as required under the Deed of Trust, at its election to declare the Note to be forthwith due and payable without presentment, protest, or notice of any kind, notice of default, notice of intention to accelerate, notice of intention to foreclose, notice of acceleration, all of which are hereby expressly waived by Borrower.

         4. Upon the happening of any such Event of Default, notwithstanding any cure period which may be provided for in this Agreement or in the Note, any obligation of the Lender to advance funds hereunder, and all other obligations (if any) of Lender hereunder, shall immediately cease and terminate unless and until Lender shall reinstate same in writing.

         5. Any of Lender's funds used for the purposes referred to in this Section shall be deemed advances under the Note or under this Agreement or the Security Instruments, as the case may be, and in any event shall bear interest at the maximum rate permitted by applicable law.

         6. Notwithstanding anything to the contrary contained in this Agreement, in the Note or in any other Security Instrument, Lender may accelerate the maturity of the Note because of a default under this Agreement, under the Note or under any other Security Instrument only if such default is continuing for more than ten (10) days after written notice of such default is given to Borrower. Written notice will be considered as given when deposited in the U.S. mail, postage prepaid, certified mail, return receipt requested, addressed to Borrower at the most recent address for Borrower in Lender's records.

                      SECTION VI - CONDITIONS TO LENDER'S
                       OBLIGATIONS TO MAKE LOAN ADVANCES

         Lender shall not be obligated to make any advance, including any advances subsequent to the first advance, of loan proceeds hereunder unless and until the following conditions shall have been satisfied (with proof thereof in form and sufficiency as may be reasonably requested by Lender):


1. Lender shall have received the Note, Deed of Trust, Assignment of Leases, Architect's Agreement, Contractor's Agreement, Borrower's Certificate Environmental Certificate and the financing statements referred to in this Agreement Authorization , all properly executed by the respective parties thereto.

         2. The Deed of Trust and Assignment of Leases shall have been recorded in the Real Property Records in the office of the County Clerk of Brazoria County, Texas, with all filing fees and taxes therefor paid, all prior to the commencement of any construction on any part of the Premises and the placing of any material or equipment on the Premises.

         3. Lender shall have received such financing statements with such proof of filing in the appropriate offices in the State of Texas and any other applicable jurisdiction and such other things and instruments as are necessary or appropriate in the opinion of Lender to perfect a security interest in the property covered by the Deed of Trust and all other Security Instruments pursuant to the Texas Uniform Commercial Code and the similar statutes of each other applicable jurisdiction, and Lender shall have received proof that no prior financing statements from Borrower as Debtor or from any other party affecting any of such property shall have been filed in any such office in favor of any other party.

         4. Lender shall have received the Title Insurance which shall show the lien on the Owner's Interest in favor of Lender as holder of the Note to be a valid, first and prior lien on the Premises free and clear of all defects and encumbrances except such as Lender shall approve. Such Title Insurance shall contain no survey exceptions not theretofore approved by Lender, and the status of title to the Owner's Interest shown therein shall otherwise be satisfactory to Lender.

         5. The representations and warranties made in Section III hereof shall be true and correct on and as of the date of the advance with the same effect as if made on such date; Lender shall have received such assurances in this respect as Lender may reasonably request, including without limitation advice from any Governmental Authority relating to the availability of utility services as stated in Paragraph 4 of Section III hereof.

         6. Upon Lender's request and within the thirty (30) days after the date of the actual commencement of construction of the Improvements or delivery of materials to the Premises, the Affidavit of Commencement shall have been completed, executed and recorded with the county clerk of the county in which the Premises are located, all in accordance with '53.124 of the Texas Property Code.

         7. Lender shall have received and approved (a) copies of the Plans, the Approved Budget and any Construction Contracts that may be requested by Lender; (b) all authorizations and permits required by any Governmental Authority for the construction of the Improvements, including those so required for the use and operation of the Premises for the purposes contemplated by the Plans which are presently procurable; (c) a current title report from the Title Insurer which shall described the Premises and shall have attached thereto copies of all instruments which appear as exceptions in the report; (d) an original current survey of the Premises certified to Lender and the Title Insurer showing the locations of the perimeter of the Premises by courses and distances, all easements and rights-of-way (identified to recordings in public records), the proposed building lines, the lines of the streets abutting the Premises and the width thereof, encroachments and the extent thereof in feet and inches upon the Premises, the relation of the proposed Improvements by distances to the perimeter of the Premises, the proposed building lines and the street lines, and if the Premises are described as being on a field map, a legend relating the survey to said map and a certification by the surveyor thereon that the Premises are not situated within the 100-year flood plain; (e) the Financial Statements; (f) advice from the Architect and, if Lender elects, the Independent Supervising Architect, to the effect that the Plans have been approved by him or them and that the Construction Contracts are acceptable to him or them and satisfactorily provide for the construction of the Improvements; (g) letters from the appropriate public utility companies evidencing the availability of adequate utilities for the Premises; (h) the policies of insurance required by the Deed of Trust and/or this Agreement accompanied by evidence of payment of the premiums therefor; and (i) if and to the extent requested by Lender, in its absolute discretion, subordination agreements from any or all contractors, subcontractors, laborers, materialmen and/or suppliers subordinating to the lien of the Deed of Trust and lien or claim the said persons might have against Borrower and/or the Premises and the Improvements or any portion thereof by constitution, statute or otherwise, by reason of said persons' furnishing labor, material, machinery, fixtures, tools and/or other goods and services to, for or on the Premises or Improvements. There shall have been, as of the date of the advance, no change in the state of title and no survey exceptions not theretofore approved by Lender.

         8.      Lender shall have received (a) a proper Request for Advance;
(b) if construction has been performed prior to the advance, advice from the Architect and, if Lender elects, the Independent Supervising Architect, to the effect that in his or their opinion the construction of the Improvements theretofore performed is in accordance with the Plans; (c) verification from the Independent Supervising Architect that all materials covered by requests for Advances but which have not yet been affixed or incorporated into the Improvements are satisfactorily identified, located and safeguarded; (d) as to advances after the first advance, a current survey if required by Title Insurer; and (e) as to advances after the first advance, a notice of title continuation or any endorsement with respect to the Title Insurance theretofore delivered indicating that since the last preceding advance, there has been no change in the state of title and no survey exceptions not theretofore approved by Lender, which endorsement shall have the effect of increasing the coverage of the Title Insurance by an amount equal to the advance then being made if the Title Insurance does not by its terms provide for such additional coverage without such an endorsement.

         9. Prior to the final advance, Lender shall have received: (a) the Architect's Completion Certificate; (b) at the option of Lender, a completion certificate satisfactory to Lender from the Independent Supervising Architect; (c) satisfactory evidence that '53.106 of the Texas Property Code has been complied with, including without limitation, the recording of the Affidavit of Completion; (d) evidence satisfactory to Lender that all Governmental Requirements have been met; (e) final lien waivers from all contractors, subcontractors and materialmen; and (f) satisfactory evidence that no mechanics' and materialmen's liens or other encumbrances have been filed and remain on the Premises.

         10. The Improvements, to the extent any have been made prior to the date of the advance, shall not have been materially injured or damaged by fire or other casualty unless there shall have been received by Lender insurance proceeds sufficient in the judgment of Lender, the Architect and, if Lender elects, the Independent Supervising Architect, to effect the satisfactory restoration of the Improvements and to permit the completion thereof prior to the Completion Date.

         11. There shall be no default under this Agreement, the Note, or any of the Security Instruments.

         12. All legal matters incident to this Agreement and the transactions contemplated hereby shall be satisfactory to McGlinchey Stafford, counsel to Lender.

         13. Lender shall have received evidence satisfactory to Lender that the Improvements will not be situated in an area that has been identified as an area having special flood hazards. Should it be determined, however, that the Improvements are to be situated in an area identified as having special flood hazards, Lender shall have received a copy of the flood insurance policy application, indicating that the maximum limits of coverage have been obtained and that the full premium therefor has been paid in full, and as to advances after the first advance, Lender shall have received the flood insurance policy or policies, all in form and substance satisfactory to Lender.

         14. To the extent requested by Lender, Lender shall have received a performance bond naming Lender as co- obligee, and a labor and payment bond of such character and in such penal sum as to such of the Construction Contracts with the General Contractor and all other original contractors as Lender may designate.


                   SECTION VII - GENERAL TERMS AND PROVISIONS

         1       No advance of loan proceeds hereunder shall constitute a
waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided.

         2       All proceedings taken in connection with the transactions
provided for herein, such as surveys, appraisals and documents required or contemplated by this Agreement, the Security Instruments or otherwise, and the persons responsible for the execution and preparation hereof, all subcontractors, sureties, insurers and the forms of Construction Contracts and policies of insurance, shall be satisfactory in form, substance and coverage to Lender, and Lender shall have received copies (or certified copies where appropriate in Lender's judgment) of all documents which Lender may request in connection herewith.

         3       All conditions to the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof, and any or all of such conditions may be freely waived in whole or in part by Lender at any time if, in Lender's sole discretion, Lender deems it advisable to do so.

         4       All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the party to receive said notice at its address above stated or at such other address of which it shall have notified in writing the party giving such notice.

         5       This Agreement has been executed and delivered in the State of
Texas, and the Note issuable hereunder will also be executed and delivered in said State; and this Agreement and the Note shall be deemed to be contracts made under and shall be construed in accordance with and governed by the laws of said State and of the United States of America, as applicable.

         6       The rights and remedies of Lender under this Agreement, the
Note, or any of the Security Instruments shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         7       In establishing the charges by Lender to Borrower in
connection with this loan and the services of Lender with respect to the transactions contemplated and mentioned in this Agreement, Borrower provided Lender a schedule in the Approved Budget estimating the amounts and times of Requests for Advances hereunder, which schedule was used by Lender and Borrower in negotiating and approving the charges for such services and loan. It is the intention of the parties hereto to conform strictly to applicable usury laws. The terms "applicable law" and "law" include any laws that allow a greater rate of interest, as such laws now exist or may be changed or amended in the future. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of Texas and the laws of the United States of America), then, notwithstanding anything to the contrary in the Note, this Agreement, or any other Security Instrument or agreement entered into in connection with or as security for the Note, it is agreed as follows:
(i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under the Note, this Agreement or under any of the other aforesaid Security Instruments or agreements or otherwise in connection with the Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof (or, if the Note shall have been paid in full, refunded to the Borrower); and (ii) in the event that the maturity of the Note is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment, and, if theretofore paid, shall be credited on the Note (or, if the Note shall have been paid in full, refunded to the Borrower).

         8. All covenants and agreements contained by or on behalf of the Borrower in the Note, this Agreement and any other Security Instrument shall bind its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. The Borrower shall not, however, have the right to assign its rights under this Agreement or any interest herein, without the prior written consent of Lender. In the event that Lender sells participations in the Note or other indebtedness of the Borrower incurred or to be incurred pursuant to this Agreement, to other lenders, each of such other lenders shall have the rights of set off against such indebtedness and similar rights or liens to the same extent as may be available to Lender.

         9. All provisions of this Agreement and of any other Security Instruments relating to the Note or other indebtedness shall apply with equal force and effect to each and all promissory notes hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the indebtedness originally represented by the Note or of any part of such other indebtedness.

         10. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Note, this Agreement or any of the other Security Instruments shall operate as a waiver thereof.

         11. The Note, this Agreement and the other Security Instruments embody the entire agreement and understanding between Lender, the Borrower and other respective parties hereto and thereto and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.

         12. In the event any one or more of the provisions contained in this Agreement, any of the other Security Instruments or in any other instrument referred to herein or executed in connection with or as security for the Note shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, any of the other Security Instruments, or any such other instrument.

         13. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         14. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.
         15. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection.

         16. The exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         17. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         THIS WRITTEN LOAN AGREEMENT AND THE "SECURITY INSTRUMENTS" REFERENCED HEREIN FOR THE LOAN OR OTHER EXTENSION OF CREDIT DESCRIBED HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.

                                LENDER:


                                STERLING BANK, a Texas banking corporation


                                By:  /s/  JEFFREY VELLIGAN
                                   -----------------------------
                                   Name:  Jeffrey Velligen
                                   Title: Sr. Vice President

                                BORROWER:


                                TEAM, INC., a Texas corporation


                                By: /s/   MARGIE E. ROGERS
                                   -----------------------------
                                   Name:  Margie E. Rogers
                                   Title: Vice President